UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 18, 2012

Date of Report (Date of earliest event reported)

VIST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2354007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania	19610
(Address of principal executive offices)	(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01     Other Events.

Tompkins/VIST Merger

As previously announced, on January 25, 2012, Tompkins Financial Corporation (“Tompkins”), TMP Mergeco. Inc. (“Merger Sub”), a wholly owned acquisition subsidiary of Tompkins, and VIST Financial Corp. (“VIST”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which VIST will be merged with and into Merger Sub (the “Merger”). As a result of the Merger, the separate corporate existence of VIST will cease and Merger Sub will continue as the surviving corporation in the Merger.

On May 16, 2012, Tompkins and VIST filed with the Securities and Exchange Commission (the “SEC”) a definitive Joint Proxy Statement/Prospectus (the “Joint Proxy Statement/Prospectus”) in connection with the proposed Merger.

As has previously been described in the Joint Proxy Statement/Prospectus, following announcement of the Merger Agreement, two complaints (the “Lawsuits”) were filed against VIST, Tompkins and Merger Sub, one, a putative class action and shareholder derivative suit that also named certain members of the VIST board of directors as defendants, filed in the Berks County, Pennsylvania, Court of Common Pleas, and the other, a shareholder derivative action, filed in the United States District Court for the Eastern District of Pennsylvania.  These complaints alleged generally that VIST’s board of directors breached their fiduciary duties, that Tompkins and Merger Sub aided and abetted such breaches of fiduciary duty, that the Joint Proxy Statement/Prospectus contained deficiencies in the disclosure of information relating to the Merger and, with respect to the Lawsuit filed in Pennsylvania state court, that the Merger represents a waste of corporate assets.

On June 18, 2012, Tompkins, Merger Sub, VIST and the plaintiffs in the Lawsuits entered into a memorandum of understanding, regarding settlement of the Lawsuits.  In connection with the settlement, the parties agreed that VIST would make certain disclosures to its shareholders relating to the proposed Merger, in addition to the information contained in the Joint Proxy Statement/Prospectus.  Those additional disclosures are set forth below.

The memorandum of understanding also contemplates that the parties will seek to enter into and present to the state court a stipulation of settlement.  The stipulation of settlement will be subject to customary conditions, including approval of the court.  In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the court will consider the fairness, reasonableness and adequacy of the settlement.  There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such a stipulation.  In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.  If the court approves the settlement, the settlement will resolve all of the claims that were or could have been brought in the Lawsuits, including all claims relating to the Merger, the Merger Agreement and any disclosure made in connection therewith.

Tompkins, Merger Sub and VIST have vigorously denied, and continue to vigorously deny, any wrongdoing or liability with respect to all claims asserted in the Lawsuits, including (i) that they have committed any violations of law, (ii) that they have acted improperly in any way, (iii) that they have any liability or owe any damages of any kind to any plaintiff in the Lawsuits, and (iv) that any additional disclosures (including the additional disclosures described herein) are required under any applicable rule, regulation, statute, or law.  Rather, they are entering into the contemplated settlement solely because they consider it desirable that the Lawsuits be settled and dismissed in order to, among other things, (i) eliminate the burden, inconvenience, expense, risk, and distraction of further litigation, (ii) conclusively resolve all the claims that were or could have been asserted against them in the Lawsuits, and (iii) permit the Merger to proceed without risk of injunctive or other relief.  Nothing in this document, the parties’ memorandum of understanding or any stipulation of settlement shall be deemed to be an admission of liability or wrongdoing by any defendant in the Lawsuits nor shall anything in this document, the parties’ memorandum of understanding or any stipulation of settlement be deemed an admission of the materiality of any of the disclosures set forth herein.

These additional disclosures amend and supplement the Joint Proxy Statement/Prospectus and should be read in conjunction with the disclosures contained therein.  To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Joint Proxy Statement/Prospectus, the Current Report on Form 8-K is more current.  Capitalized terms used but not defined in the additional disclosures have the meanings given to them in the Joint Proxy Statement/Prospectus.

ADDITIONAL DISCLOSURES

Additional Disclosure Regarding Background and Negotiation of the Merger

The section entitled “Background and Negotiation of the Merger” beginning on page 43 of the Joint Proxy Statement/Prospectus is hereby amended and supplemented as follows:

The following sentence is inserted on page 43 of the Joint Proxy Statement/Prospectus after the second sentence of the last paragraph:

Treasury declined to advise VIST on what specific bases the determination was made not to approve VIST’s application.

The following sentence is inserted on page 44 of the Joint Proxy Statement/Prospectus after the first sentence of the fourth paragraph:

This group of potential merger partners was selected based on such factors as size, profitability, asset quality, geographic footprint, business culture and possible interest in and ability to complete a strategic acquisition that would be attractive to VIST shareholders.

The fifth full paragraph on page 45 of the Joint Proxy Statement/Prospectus is hereby amended to read in full as follows:

On November 28, 2011, VIST received initial written indications of interest from Company A, Company B and Tompkins. Each of Company C, Company D and Company E elected not to submit initial indications of interest for a variety of stated business reasons, including constraints on capital, potential dilution to existing shareholders and the timing of the proposed transaction relative to other company commitments. The initial indication of interest letters received from the three parties provided for per share merger consideration of $11.00 to $12.00 (Company A), $11.50 to $13.50 (Company B), and $11.00 to $12.50 (Tompkins). The indication of interest from Company A provided for consideration in the form of common stock and cash (with a maximum of 25% cash), and the indications of interest from both Company B and Tompkins provided for 100% common stock consideration.  The indication of interest from Company A briefly provided for VIST shareholders to have representation by one director on the Company A board of directors and for Company A to use its best efforts to hire VIST employees.  Company B’s indication of interest provided for VIST shareholders to have representation by one director on the Company A board of directors, the appointment of a regional president to manage operations of the existing VIST footprint, continued employment of substantially all front line VIST employees and undisclosed opportunities to senior executives for regional positions.  Tompkins’ preliminary indication of interest also addressed management and the board of directors by indicating that Tompkins would discuss the possibility of continued employment of VIST’s chief executive officer and possible alternatives for post-transaction employment for other members of management and representation of VIST on the Tompkins Board of Directors.

The following language is inserted on page 46 of the Joint Proxy Statement/Prospectus after the fifth sentence of the second paragraph:

The adjustment of the exchange ratio at the top and bottom of the 10% collar was intended to provide some value protection to VIST shareholders in connection with significant decreases in

Tompkins’ stock prices and protection to Tompkins’ shareholders against excessive dilution associated with significant increases in Tompkins’ stock prices.

Additional Information Regarding the Opinion of Our Financial Advisor

The section entitled “Opinion of VIST’s Financial Advisor” beginning on page 51 of the Joint Proxy Statement/Prospectus is hereby amended and supplemented as follows:

The following paragraph and table are hereby inserted following the first paragraph under the caption “Comparison of Selected Companies” on page 55 of the Joint Proxy Statement/Prospectus:

Stifel’s analysis showed the following with respect to VIST’s financial performance and trading multiples in comparison to the 13 selected comparable companies (financial data as of September 30, 2011; market data as of January 23, 2012):

		Selected Peer Group
		25th		75th
	VIST	Percentile	Median	Percentile
Trading Statistics
Price / Tangible Book Value	63%	63%	109%	160%
Price / LTM Earnings	15.7x	11.1x	12.8x	14.2x
Premium to TBV / Core Deposits (1)	(2.7)%	(3.6)%	0.8%	6.0%

LTM Profitability
LTM PTPP ROAA (2)	1.01%	1.21%	1.64%	2.05%
LTM ROAA	0.32%	0.28%	0.85%	0.99%
Net Interest Margin	3.60%	3.50%	3.73%	3.92%

Capital Ratios
Tangible Common Equity/Assets	5.0%	6.7%	7.8%	9.0%
Leverage Ratio	7.8%	8.7%	9.5%	9.6%
Total Capital	12.5%	13.7%	14.4%	15.4%

Asset Quality
LTM NCOs/Avg. Loans	0.76%	1.23%	0.79%	0.47%
Reserves/Nonperforming Loans (3)	39.7%	43.9%	54.5%	72.9%
Nonperforming Assets/Assets (4)	2.81%	2.48%	1.98%	1.36%
Texas Ratio (5)	37.6%	24.9%	19.7%	15.5%

(1)          Core deposits defined as total deposits less certificates of deposit with balances greater than $100,000.

(2)          Pre-tax, pre-provision income defined as: income before taxes + provision - securities gains (losses) + amortization of intangibles + goodwill impairment.

(3)          Nonperforming loans defined as: nonaccrual loans + renegotiated loans + loans 90 + days past due.

(4)          Nonperforming assets defined as: nonperforming loans + OREO.

(5)          Texas ratio defined as: nonperforming assets / (tangible equity + loan loss reserves).

The second and third paragraphs and tables under the caption “Analysis of Selected Bank Merger Transactions” on pages 56 and 57 of the Joint Proxy Statement/Prospectus are hereby removed and replaced in their entirety with the following disclosure:

Stifel’s analysis showed the following with respect to each of the transactions included in its Regional transaction group:

			Transaction	Price /		TBV	Offer Price /
		Date	Value	Tangible	LTM	Premium /	1-Month
Acquirer	Acquiree	Annouced	($M)	Book	Earnings	Core Deposits (1)	Prior
ESSA Bancorp, Inc.	First Star Bancorp, Inc.	12/21/11	$24.7	50%	NM	(1.0)%	NA
Beneficial Mutual Bancorp, Inc. (MHC)	SE Financial Corp.	12/05/11	32.5	111	NM	2.8	NM
S&T Bancorp, Inc.	Mainline Bancorp, Inc.	09/14/11	21.4	126	NM	2.5	NM
Susquehanna Bancshares, Inc.	Tower Bancorp, Inc.	06/20/11	342.1	149	NM	6.0	38.4
F.N.B. Corporation	Parkvale Financial Corporation	06/15/11	130.7	198	NM	5.2	120.8
BCB Bancorp, Inc.	Allegiance Community Bank	04/04/11	6.8	97	17.9x	(0.2)	NA
Ocean Shore Holding Co.	CBHC Financialcorp, Inc.	02/15/11	11.9	130	10.3x	1.6	NA
GNB Financial Services, Inc.	Herndon National Bank	02/04/11	8.3	101	54.2x	0.3	NA
Susquehanna Bancshares, Inc.	Abington Bancorp, Inc.	01/26/11	273.8	124	33.4x	8.9	9.4
Norwood Financial Corp.	North Penn Bancorp, Inc.	12/14/10	27.4	125	20.6x	6.4	68.7
Customers Bancorp Inc	Berkshire Bancorp, Inc.	08/23/10	11.8	106	NM	0.5	NA
F.N.B. Corporation	Comm Bancorp, Inc.	08/09/10	67.8	127	NM	3.0	127.4
Kearny Financial Corp. (MHC)	Central Jersey Bancorp	05/25/10	72.3	153	NM	7.4	117.4
Bank of Princeton	MoreBank	05/05/10	5.5	119	NM	1.8	NA
Roma Financial Corporation (MHC)	Sterling Banks, Inc.	03/17/10	14.7	100	NM	(0.0)	90.9
Tower Bancorp, Inc.	First Chester County Corp	12/27/09	64.8	90	NM	(1.0)	27.7
Bryn Mawr Bank Corporation	First Keystone Financial, Inc.	11/03/09	32.8	100	NM	0.0	51.7

(1)             Core deposits defined as total deposits less certificates of deposit with balances greater than $100,000.

Stifel’s analysis showed the following with respect to each of the transactions included in its Transaction Value and Asset Quality transaction group:

			Transaction	Price /		TBV	Offer Price /
		Date	Value	Tangible	LTM	Premium /	1-Month
Acquirer	Acquiree	Annouced	($M)	Book	Earnings	Core Deposits (1)	Prior
ViewPoint Financial Group, Inc.	Highlands Bancshares, Inc.	12/08/11	$71.0	120%	64.3x	2.8%	NA
BankUnited, Inc.	Herald National Bank	06/02/11	70.0	132	NM	8.0	87.9
Berkshire Hills Bancorp, Inc.	Legacy Bancorp, Inc.	12/21/10	112.8	111	NM	1.9	66.5
Community Bank System, Inc.	Wilber Corporation	10/22/10	101.8	141	13.4x	4.6	58.3
Berkshire Hills Bancorp, Inc.	Rome Bancorp, Inc.	10/12/10	73.3	120	19.3x	5.9	21.5
F.N.B. Corporation	Comm Bancorp, Inc.	08/09/10	67.8	127	NM	3.0	127.4
People’s United Financial, Inc.	LSB Corporation	07/15/10	95.9	153	20.8x	8.7	72.8
Kearny Financial Corp. (MHC)	Central Jersey Bancorp	05/25/10	72.3	153	NM	7.4	117.4
National Australia Bank, Limited	F&M Bank-Iowa Central	01/29/10	50.0	110	NM	1.4	NA
Chemical Financial Corporation	O.A.K. Financial Corporation	01/07/10	77.5	109	NM	1.3	54.9
Tower Bancorp, Inc.	First Chester County Corp.	12/27/09	64.8	90	NM	(1.0)	27.7

(1)             Core deposits defined as total deposits less certificates of deposit with balances greater than $100,000.

The clause “which were immaterial in amount” is inserted on page 59 of the Joint Proxy Statement/Prospectus at the end of the fifth sentence of the second paragraph:

Safe Harbor Statement

This document contains certain forward-looking information about Tompkins, VIST and the combined company that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private

Securities Litigation Reform Act of 1995. These statements may include statements for the period after the completion of the Merger. Representatives of Tompkins and VIST may also make forward-looking statements. Forward-looking statements are statements that are not historical facts. Words such as “expect,” “believe,” “will,” “may,” “anticipate,” “plan,” “estimate,” “intend,” “should,” “can,” “likely,” “could” and similar expressions are intended to identify forward-looking statements. These statements include statements about the expected benefits of the Merger, information about the combined company’s objectives, plans and expectations, the likelihood of satisfaction of certain conditions to the completion of the Merger and whether and when the Merger will be completed. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of the management of each of Tompkins and VIST and are subject to risks and uncertainties, including the risks described in the Joint Proxy Statement/Prospectus under the section “Risk Factors,” that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.

In light of these risks, uncertainties, assumptions and factors, the results anticipated by the forward-looking statements discussed in the Joint Proxy Statement/Prospectus or made by representatives of Tompkins or VIST may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof or, in the case of statements made by representatives of Tompkins or VIST, on the date those statements are made. All subsequent written and oral forward-looking statements concerning the Merger or the combined company or other matters addressed in the Joint Proxy Statement/Prospectus and attributable to Tompkins or VIST or any person acting on behalf of either are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, neither Tompkins nor VIST undertakes any obligation to update or publish revised forward-looking statements to reflect events or circumstances after the date of the Joint Proxy Statement/Prospectus or the date of the forward-looking statements or to reflect the occurrence of unanticipated events.

Additional Information

This communication does not constitute an offer or the solicitation of an offer to buy our securities or the solicitation of any vote or approval.  This communication is being made in respect of the proposed Merger.  In connection with the proposed Merger, Tompkins and VIST filed a definitive Joint Proxy Statement/Prospectus with the SEC.  The definitive Joint Proxy Statement/Prospectus was mailed to Tompkins’ and VIST’s shareholders on or about May 28, 2012.  Before making any voting decision, shareholders are urged to read carefully in their entirety the definitive Joint Proxy Statement/Prospectus and any other relevant documents filed by Tompkins and VIST with the SEC when they become available because they contain and will contain important information about the proposed Merger.  You may obtain copies of all documents filed with the SEC regarding the proposed Merger, free of charge, at the SEC’s website (www.sec.gov), by accessing VIST’s website at http://www.vistfc.com or by calling VIST at (610) 603-7211 or by accessing Tompkins’ website at http://www.tompkinsfinancial.com or by calling Tompkins at (607) 273-3210.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIST FINANCIAL CORP.

Dated: June 22, 2012

	By:	/s/ Robert D. Davis
Robert D. Davis
President and Chief Executive Officer